                                                                   EXHIBIT 10.20


                          REGISTRATION RIGHTS AGREEMENT


                                 by and between


                           NATIONAL MERCANTILE BANCORP


                                       and


                  CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM



                                December 31, 1995

                                TABLE OF CONTENTS

SECTION 1.        DEFINITIONS...................................................   1

         1.1      Defined Terms.................................................   1
         1.2      Other Definitional Provisions.................................   4

SECTION 2.        REGISTRATION..................................................   5

         2.1      Demand Registration...........................................   5
         2.2      Piggyback Registration........................................   7
         2.3      Shelf Registration............................................   9

SECTION 3.        REGISTRATION PROCEDURES AND AGREEMENTS........................   9

         3.1      Registration Procedures.......................................   9
         3.2      Agreements Related to Offerings...............................  10
         3.3      Certain Expenses and Obligations..............................  12
         3.4      Indemnification...............................................  13

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND STRS OR
                  THE PERMITTED ASSIGNEE........................................  16

         4.1      The Company...................................................  16
         4.2      STRS or the Permitted Assignee................................  17

SECTION 5.        CONDITIONS....................................................  17

SECTION 6.        MISCELLANEOUS.................................................  18

         6.1      Notices.......................................................  18
         6.2      Amendments and Waivers........................................  19
         6.3      Termination...................................................  19
         6.4      Assignments...................................................  19
         6.5      Survival of Representations, Warranties and Indemnities.......  19
         6.6      Headings......................................................  19
         6.7      Counterparts..................................................  19
         6.8      Governing Law.................................................  19
         6.9      Adjustment of Stock...........................................  20
         6.10     Entire Agreement..............................................  20

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT is dated as of December 31, 1995, by and between NATIONAL MERCANTILE BANCORP, a California corporation (the "Company") and California State Teachers' Retirement System, a retirement system created pursuant to the laws of the State of California ("STRS")

                                    RECITALS

         A. STRS and Mercantile National Bank, a national banking association (the "Bank"), are concurrently herewith entering into the Lease Restructure Agreement (as defined below).

         B. The Company, as the sole shareholder of the Bank, will be directly benefitted by the Lease Restructure Agreement.

         C. It is a condition of the Lease Restructure Agreement that this Registration Rights Agreement and the Warrant Agreement (as defined below) be executed and delivered before the Company and the Bank may obtain the benefits of the Lease Restructure Agreement.

         D. To obtain such benefits, the Company has agreed to execute and deliver this Registration Rights Agreement.

         E. STRS will be relying on this Registration Rights Agreement in entering into the Lease Restructure Agreement and but for this Registration Rights Agreement and the Warrant Agreement, STRS would not enter into the Lease Restructure Agreement.

         F. The Lease Restructure Agreement constitutes full and adequate consideration for this Registration Rights Agreement and the Warrant Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and STRS agree as follows:

SECTION 1. DEFINITIONS.

            1.1 Defined Terms. As used herein, the following terms shall have the following meanings:

                "Agreement" shall mean this Registration Rights Agreement dated as of December 31, 1995 by and between the Company and STRS.

                "Bank" shall mean Mercantile National Bank, a national banking association.

                "Business Day" shall mean any day which banks in the city of Los Angeles are open for business.

                "Capital Stock" shall mean any and all shares or other equivalents (however designated) of corporate stock, including each class of Common Stock and Preferred Stock.

                "Closing Date" shall mean the closing date and time of the delivery of and the payment for Common Stock as identified in the related Underwriting Agreement.

                "Commission" shall mean the United States Securities and Exchange Commission or any successor agency.

                "Common Stock" shall mean the Company's common stock, no par value per share.

                "Company" shall mean National Mercantile Bancorp, a California corporation.

                "Company Securities" shall have the meaning assigned to it in
         Section 2.2(b) hereof.

                "Demand" shall have the meaning assigned in Section 2.1 hereof.

                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                "Lease Restructure Agreement" shall mean the Lease Restructure Agreement dated the same date hereas between the Bank and STRS.

                "Notice of Offering" shall mean a written notice given by STRS to the Company of a proposed Sales Event describing the expected maximum and minimum number of Shares proposed to be offered, the expected maximum per share underwriting discounts and commissions, the proposed method of distribution, the expected timing of the offering and the proposed underwriter or underwriters and manager or managers of the offering, if applicable and if known.

                "Other Securities" shall have the meaning assigned to it in
         Section 2.2 hereof.


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
                "Ownership Change" shall have the meaning assigned to it in
         Section 1 of the Warrant Agreement.

                "Permitted Assignee" shall mean a Permitted Successor and Assign to whom STRS has assigned all rights and obligations under this Agreement.

                "Permitted Successors and Assigns" shall have the meaning specified in Section 1 of the Warrant Agreement.

                "Person" shall mean any individual, corporation, partnership, joint venture, trust, unincorporated association or other enterprise or any government or any agency, instrumentality or political subdivision thereof.

                "Preferred Stock" shall mean the Company's preferred stock.

                "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Capital Stock covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                "Registrable Shares" shall mean the shares of Capital Stock acquired or to be acquired by STRS or the Permitted Assignee pursuant to the Warrant Agreement provided that such Capital Stock is publicly traded and quoted on the Nasdaq Stock Market or listed for trading on a national securities exchange.

                "Registration Expenses" shall mean all registration and filing fees, printing expenses, auditors' fees, listing fees, registrar and transfer agent's fees, fees and disbursements of outside counsel to the Company, expenses (including reasonable fees and disbursements of counsel) of complying with applicable securities or "blue sky" laws and the fees of the National Association of Securities Dealers, Inc. in connection with its review of any offering contemplated in such Registration Statement; and all reasonable out-of-pocket expenses of the Company and its officers incurred in connection with road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities.

                "Registration Statement" shall mean any registration statement of the Company covering the Registrable Shares including the Prospectus, amendments and supplements to such registration statement, and including exhibits and financial statements and any documents incorporated therein by reference pursuant to the rules and regulations of the Commission.

                "Representatives" shall mean the representatives of the underwriters of the Capital Stock offered in an underwritten Sales Event as identified in the related Underwriting Agreement.

                "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

                "Rule 415" shall mean Rule 415 promulgated by the Commission under the Securities Act.

                "Rule 424" shall mean Rule 424 promulgated by the Commission under the Securities Act, or any successor rule so promulgated.

                "Sales Event" shall mean any sale of Capital Stock pursuant to a Registration Statement in accordance with the terms of this Agreement.

                "Securities Act" shall mean the Securities Act of 1933, as amended.

                "Subsidiary" and "Subsidiaries" shall mean any corporation or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or power or other ownership interests having voting power for the election of directors is, at the time as of which any determination is being made, owned by the Company or one or more of its Subsidiaries.

                "STRS" shall mean California State Teachers' Retirement System, a retirement system created pursuant to the laws of the State of California.

                "Underwriting Agreement" shall mean any written agreement among the Company, one or more underwriters and STRS or the Permitted Assignee, relating to the sale of Registrable Shares pursuant to an underwritten Sales Event.

                "Warrant Agreement" shall mean the Warrant Agreement dated the same date hereas between the Company and STRS.

            1.2 Other Definitional Provisions.

                (a) Unless otherwise defined in any certificate, notice or other document made or delivered pursuant to this Agreement, each term defined herein shall have the meaning ascribed thereto in this Agreement, when any such term is used in any such certificate, notice or other document.

                (b) The words "hereof," "herein" and "hereunder" and words of similar import when used herein shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                (c) Unless the context shall otherwise indicate, all terms defined herein include the plural as well as the singular and the singular as well as the plural.

SECTION 2. REGISTRATION.

            2.1 Demand Registration.

                (a) Upon receipt of a Notice of Offering from STRS or the Permitted Assignee, as the case may be, requesting that the Company effect the registration under the Securities Act of any or all of the Registrable Securities held by STRS or the Permitted Assignee for which the Company is required to pay the Registration Expenses pursuant to Section 2.1(b) hereof, the Company or its designee shall have the right, exercisable within twenty (20) days by written notice, to purchase all or a portion of the Registrable Securities requested to be registered by STRS or the Permitted Assignee at a cash price per share equal to the arithmetic mean of each of the closing sales prices per share of Capital Stock on the Nasdaq Stock Market for each of the fifteen (15) consecutive trading days ending on the fifth trading day immediately preceding the date of the written notice from STRS or the Permitted Assignee. The closing of such purchase shall take place no later than forty-five
(45) days after the date of the written notice from the Company under this
Section 2.1(a).

                (b) If the Company does not exercise its right to purchase under
Section 2.1(a) above, upon receipt of a Notice of Offering from STRS or the Permitted Assignee requesting that the Company effect a Sales Event relating to all or part of the Registrable Shares (a "Demand"), the Company shall, as expeditiously as possible, in accordance with Section 4 hereof, use all reasonable efforts to effect the registration under the Securities Act of the Registrable Shares which the Company has been so requested to register by STRS or the Permitted Assignee pursuant to a Demand, all to the extent necessary to permit the disposition (in accordance with the Notice of Offering) of the Registrable Shares to be registered. Until the earlier of December 31, 1997 or such time as an Ownership Change shall have occurred, STRS or the Permitted Assignee, as the case may be, shall be entitled to one Demand for which the Company shall be required to pay the Registration Expenses as limited by Section
3.3 hereof. Until such time as the Company shall have filed a "shelf" Registration Statement pursuant to Section 2.3 hereof, STRS or the Permitted Assignee, as the case may be, shall be entitled to an unlimited number of Demands provided that STRS or the Permitted Assignee shall pay the Registration Expenses.

                (c) In the case of an underwritten Sales Event pursuant to a Demand, the Company, without the written consent of the managing underwriter or underwriters in an underwritten offering of Registrable Shares covered by a Registration Statement filed pursuant to Section 4 hereof, will not effect any public or private sale or distribution of its equity securities during the thirty (30) day period prior to, and the sixty (60) day period beginning on, the Closing Date of each underwritten offering made pursuant to such Registration Statement (except (i) pursuant to such Registration Statement, (ii) pursuant to registrations on Form S-8 or any successor form to such form or pursuant to any unregistered offering to the Company's employees or directors, or to employees of its subsidiaries, pursuant to any employee benefit plan (as defined in Rule 405 under the Securities Act) or (iii) pursuant to registrations on Form S-4).

                (d) STRS or the Permitted Assignee, in connection with any sale of securities by the Company in an underwritten Sales Event pursuant to a Demand and in connection with any Registration Statement filed pursuant to Section 3 hereof, if requested (pursuant to a timely written notice) by the Company or the managing underwriter or underwriters in an underwritten offering, shall not effect any public sale or distribution of any of the Company's securities, including a sale pursuant to Rule 144 pursuant to the Securities Act (except pursuant to such Registration Statement), during the period beginning thirty
(30) days prior to, and ending sixty (60) days after, the closing date of each underwritten offering made by the Company or pursuant to such Registration Statement.

                (e) The Company shall have the right to delay (the "Delay Right") a Sales Event for a period of up to sixty (60) days in the event it receives a Notice of Offering from STRS or the Permitted Assignee if the Company
(i) is involved in a material transaction, or (ii) determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could adversely affect or interfere with bona fide material financing plans of the Company or its Subsidiaries taken as a whole or would require disclosure of information, the premature disclosure of which could adversely affect the Company or any transaction under active consideration by the Company. For purposes of this Agreement, the term "material transaction" shall mean a transaction which would require the Company to file a current report on Form 8-K with the Commission. The Company shall have the right to exercise two (2) Delay Rights in any twelve (12) month period.

                (f) In the case of an underwritten Sales Event pursuant to a Demand, if the number of Registrable Shares desired to be offered by STRS or the Permitted Assignee exceeds the maximum number of shares of Capital Stock which the managing underwriter considers, in good faith, to be appropriate based on market conditions and other relevant factors (including pricing), then the number of Registrable Shares included in such Sales Event shall be reduced to the number of Registrable Shares that, in the opinion of such managing underwriter, can be sold.

                (g) In the case of a proposed offering pursuant to a Demand Registration, the Company may, in its sole discretion, include other securities in the Registration Statement relating thereto (whether for the account of the Company or otherwise) on the same terms and conditions as the Registrable Shares or otherwise combine the offering of the Registrable Shares with any offering of other securities of the Company (whether for the account of the Company or otherwise); provided, that such inclusion by the Company does not exceed the maximum number of shares of Capital Stock which the managing underwriter considers, in good faith, to be appropriate based on market conditions and other relevant factors (including pricing), as specified in subsection (f) above, in which event the number of shares of Capital Stock to be included on behalf of the Company shall be reduced to the number of shares of Capital Stock that, in the opinion of such managing underwriter, can be sold.

                (h) The Company shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 2.1: (i) more than once in any calendar year; (ii) within a period of six months after the effective date of any other registration statement of the Company demanded pursuant to Section 2.1(b); or (iii) if such registration request is for less than 150,000 Registrable Securities.

                (i) If at any time STRS or the Permitted Assignee desires to sell Registrable Shares in an underwritten offering pursuant to a Demand, the investment banker or investment bankers and manager or managers that will administer the offering will be mutually selected by STRS or the Permitted Assignee, as the case may be, and the Company, provided, that if no agreement regarding the selection of the investment banker or investment bankers can be reached between STRS or the Permitted Assignee, as the case may be, and the Company within thirty (30) days of the Notice of Offering, after a good faith effort by both parties, then STRS or the Permitted Assignee, as the case may be, may select the investment banker or investment bankers and manager or managers, subject to the reasonable satisfaction of the Company.

            2.2 Piggyback Registration. If at any time prior to the time the Company shall have filed a "shelf" Registration Statement pursuant to Section
2.3 hereof the Company proposes to register any of its Capital Stock (collectively, "Other Securities") under the Securities Act (other than a registration on Form S-4 or S-8 or any successor form thereto or any registration relating to a Recapitalization (as defined in the Warrant Agreement)), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it will give prompt written notice to STRS or the Permitted Assignee of its intention to do so at least twenty-one (21) days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer STRS or the Permitted Assignee the opportunity to include in such registration statement such number of Registrable Securities as STRS or the Permitted Assignee, as the case may be, may request. Upon the written request of STRS or the Permitted Assignee, as the case may be, made within twenty (20) days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Company shall effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered, provided that:

                (a) if at any time after giving written notice of its intention to register any securities and prior to the effective date of such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to STRS or the Permitted Assignee, as the case may be, and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such other securities; provided, however, that nothing shall preclude STRS or the Permitted Assignee, as the case may be, from withdrawing a request for registration pursuant to this Section 2.2 and, if it elects, demanding registration pursuant to Section 2.1;

                (b) if the registration referred to in the first sentence of this Section 2.2 is to be an underwritten primary registration on behalf of the Company, and the managing underwriter advises the Company in writing that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, the Company shall include in such registration: (i) first, all securities the Company proposes to sell for its own account (the "Company Securities") and (ii) second, up to the full number of Registrable Securities in excess of the number of dollar amount of Company Securities, which, in the good-faith opinion of such managing underwriter, can be so sold without materially and adversely affecting such offering;

                (c) if the registration referred to in the first sentence of this Section 2.2(a) is to be an underwritten secondary registration on behalf of holders of securities (other than Registrable Securities) of the Company (the "Other Holders"), and the managing underwriter advises the Company in writing that in their good-faith opinion such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, the Company shall include in such registration the amount of securities (including Registrable Securities) that such managing underwriter advises allocated as follows: pro rata among the Other Holders and STRS or the Permitted Assignee, as the case may be, on the basis of the number of remaining securities (including Registrable Securities) requested to be included therein by each Other Holder and STRS or the Permitted Assignee, as the case may be;

                (d) the Company shall not be required to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

                (e) no registration of Registrable Securities effected under this Section 2.2 shall relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to Section 2.1 hereof.

            2.3 Shelf Registration. The Company shall use its reasonable best efforts to file within ninety (90) days of a request by STRS or Permitted Assignee, as the case may be (which request may not be sent any sooner than the earlier of the time an Ownership Change shall occur or January 1, 1998), a "shelf" Registration Statement on any appropriate form pursuant to Rule 415 or any successor form thereof for all of the Registrable Shares. The Company shall use its best efforts to have such Registration Statement declared effective as expeditiously as possible after the filing thereof and shall keep such Registration Statement continuously effective until all of the Registrable Shares included therein have been sold by STRS or the Permitted Assignee.

SECTION 3. REGISTRATION PROCEDURES AND AGREEMENTS.

            3.1 Registration Procedures.

                (a) The Company shall, (i) prepare and file as expeditiously as possible, (but in any event not later than 120 days following a Notice of Offering from STRS or the Permitted Assignee with respect to registration pursuant to Section 2.1 hereof or such longer period to which STRS or the Permitted Assignee, as the case may be, may consent) with the Commission a Registration Statement pursuant to Section 2.1 hereof and (ii) use all reasonable efforts to cause such Registration Statement to become effective as soon thereafter as practicable.

                (b) With respect to any Registration Statement prepared and filed by the Company in accordance with the provisions of this Agreement, the Company will, as expeditiously as possible, (i) prepare and file such amendments (including post-effective amendments) to such Registration Statement and such supplements to the related Prospectus, and otherwise use reasonable efforts, to the end that such Registration Statement and prospectus reflect the plan of distribution of the securities registered thereunder and is effective for the resale of the Registrable Shares registered thereunder for a period consistent with the intended methods of disposition (as set forth in the Notice of Offering), but no more than sixty (60) days from the date on which the Commission declares such Registration Statement effective or such shorter period which will terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement,
(ii) deliver to STRS or the Permitted Assignee, as the case may be, such number of conformed copies of such Registration Statement and the related preliminary Prospectus and Prospectus, and any amendment or supplement thereto, as STRS or the Permitted Assignee, as the case may be, may reasonably request so as to facilitate the sale or other disposition of the Registrable Shares registered pursuant to such Registration Statement and (iii) other than qualifying to do business as a foreign corporation or filing a general consent to service of process or taxation in any jurisdiction, use all reasonable efforts to register or qualify or cooperate with STRS or the Permitted Assignee, as the case may be, in connection with the registration or qualification of Registrable Shares under the securities or "blue sky" laws of such jurisdictions as may be reasonably requested by STRS or the Permitted Assignee, as the case may be, in writing to comply with such laws so as to permit the continuance of sale of and dealings in such securities in such jurisdictions consistent with the intended methods of disposition (as set forth in the Notice of Offering), but no more than sixty (60) days from the date on which the Commission declares such Registration Statement effective or such shorter period which will terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement.

            3.2 Agreements Related to Offerings.

                (a) The Company will cooperate with any underwriters for STRS or the Permitted Assignee, as the case may be, and will in connection with an underwritten Sales Event, unless the parties to the Underwriting Agreement otherwise agree, enter into an Underwriting Agreement in form, scope and substance as is customary in underwritten offerings and not inconsistent with the terms and conditions of this Agreement, and take all such other actions as are reasonably necessary or advisable to permit, expedite and facilitate the disposition of Registrable Shares in the manner contemplated by the Registration Statement.

                (b) The Company will provide to STRS or the Permitted Assignee, as the case may be, and any underwriter participating in any distribution of Registrable Shares and any attorney, accountant or other agent retained by STRS or the Permitted Assignee, as the case may be, or underwriter, reasonable access at the offices where normally located or kept during reasonable business hours, to the appropriate Company officers, employees, accountants and other agents and to the appropriate books and records of the Company, to ask questions and to obtain and review information reasonably requested by STRS or the Permitted Assignee, as the case may be, underwriter, attorney, accountant or agent in connection with a Registration Statement or any amendment or supplement thereto. Information obtained pursuant to any examination described in the preceding sentence which the Company determines, in good faith, to be confidential and which it notifies STRS or the Permitted Assignee, as the case may be, underwriter, attorney, accountant or agent is confidential shall not be disclosed by any such Person unless (i) the disclosure of such information is, in the opinion of counsel to such Person, required by law or (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Without limiting the generality of the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its Subsidiaries in violation of law.

                (c) Neither such Registration Statement nor any amendment or supplement thereto will be filed by the Company until STRS or the Permitted Assignee, as the case may be, shall have had a reasonable opportunity to review the same. No amendment to such Registration Statement naming STRS or the Permitted Assignee, as the case may be, as the selling security holder shall be filed with the Commission until STRS or the Permitted Assignee, as the case may be, shall have had a reasonable opportunity to review such Registration Statement as originally filed. Neither such Registration Statement nor any related Prospectus or any amendment or supplement thereto shall be filed by the Company with the Commission which shall be disapproved (for reasonable cause and in writing) by the managing underwriters named therein or STRS or the Permitted Assignee, as the case may be, within a reasonable period

(in any event not longer than twenty (20) days) after notice thereof unless, in the opinion of the Company, such filing is necessary to comply with applicable law. For purposes of this Subsection 3.2(c), objections to information specifically required to be included in the Registration Statement by the Commission or pursuant to statute or rules shall not be deemed to be reasonable cause.

                (d) The Company will use all reasonable efforts to keep STRS or the Permitted Assignee, as the case may be, informed of the Company's best estimate of the earliest date on which such Registration Statement or any post-effective amendment thereto will become effective and will notify STRS or the Permitted Assignee, as the case may be, and any managing underwriters participating in the distribution pursuant to such Registration Statement promptly (i) when such Registration Statement or any post-effective amendment to such Registration Statement becomes effective, (ii) of any request by the Commission for an amendment or any supplement to such Registration Statement or any related Prospectus, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related Prospectus or the initiation or threat of any proceeding for that purpose, (iv) of the suspension of the qualification of the securities included in such Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the occurrence of an event which makes untrue any statement of a material fact made in such Registration Statement or any related Prospectus or which requires the making of a change in such Registration Statement or any related Prospectus so that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                (e) In the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of the securities included in such Registration Statement for sale in any jurisdiction, the Company will use all reasonable efforts to obtain promptly the withdrawal of such order.

                (f) The Company shall use all reasonable efforts to comply with all applicable rules and regulations of the Commission.

                (g) The Company will use all reasonable efforts to have quoted, subject to notice of issuance, the Registrable Shares proposed to be sold in any Sales Event on the Nasdaq Stock Market or a national securities exchange on which similar securities issued by the Company are then quoted or traded, as the case may be.

                (h) The Company will provide a transfer agent and registrar (which may be the same entity) for the Registrable Shares proposed to be sold in any Sales Event.

                (i) The Company shall use all reasonable efforts to enter into such agreements and take all such other actions as STRS or the Permitted Assignee, as the case may be, or the underwriters participating in an underwritten public offering, if any, reasonably request to expedite or facilitate the disposition of such Capital Stock.

                (j) As a condition to the obligation of the Company to register Registrable Shares in any Registration Statement, the Company may require STRS or the Permitted Assignee, as the case may be, to provide such information for inclusion in such Registration Statement and execute such documents as the Company may from time to time reasonably require. The Company shall be entitled to rely on the information provided by STRS or the Permitted Assignee, as the case may be, specifically for inclusion in a Registration Statement.

                (k) The Company and STRS or the Permitted Assignee, as the case may be, shall take such steps as may be reasonably necessary or appropriate on the Closing Date of any sale of Registrable Shares pursuant to an underwritten Sales Event, and upon the satisfaction or waiver of all conditions to the consummation of such sale, to facilitate the delivery of such Registrable Shares in such appropriate denominations as may be requested by the underwriters pursuant to the Underwriting Agreement. STRS or the Permitted Assignee, as the case may be, shall be entitled to receive, and the related Underwriting Agreement shall so provide, an amount equal to the net proceeds of the offering of the shares of Capital Stock included in the Registrable Shares in such underwritten offering.

            3.3 Certain Expenses and Obligations.

                (a) In connection with one Demand registration, any piggyback registrations and the shelf registration, the Company shall pay the Registration Expenses in connection with the Company's performance of or compliance with the obligations hereunder. Notwithstanding the foregoing, the aggregate amount of Registration Expenses payable by the Company (other than expenses attributable to the securities, if any, which the Company proposes to register) in connection with the one Demand registration for which the Company is obligated to pay the Registration Expenses shall not exceed $175,000. Any expense in excess of such amounts shall be paid by STRS or the Permitted Assignee, as the case may be, and the Registration Expenses in connection with all other Demand registrations shall be paid by STRS or the Permitted Assignee, as the case may be. Further, the fees and expenses of counsel, or any other Persons retained by STRS or the Permitted Assignee as financial, legal or accounting advisors to STRS or the Permitted Assignee, as the case may be, and any discounts, commissions, brokers' fees or fees of similar securities industry professionals relating to the distribution of Registrable Shares, will be payable by STRS or the Permitted Assignee and the Company will have no obligation to pay any such amounts.

                (b) Officers of the Company shall be required to provide such assistance in road show presentations and in meetings with potential investors in connection with the underwritten offerings contemplated by this Agreement but only to the extent reasonably required in light of all of the circumstances.

            3.4 Indemnification.

                (a) The Company shall indemnify and hold harmless STRS or the Permitted Assignee, as the case may be, each of its directors, each of its officers, agents and employees, and any underwriter of the related Capital Stock and each Person, if any, who controls any such underwriter within the meaning of the Securities Act against any and all losses, claims, damages or liabilities (collectively, "Losses"), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in any related preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that (1) the Company will not be liable to STRS or the Permitted Assignee, as the case may be, to the extent that any such Losses arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of STRS or the Permitted Assignee, as the case may be, specifically for use in connection with the preparation thereof, and (2) the Company will not be liable to any underwriter to the extent that any such Losses arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such underwriter specifically for use in connection with the preparation thereof and, provided further, that the Company shall not be liable to STRS or the Permitted Assignee to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) STRS or the Permitted Assignee failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by STRS or the Permitted Assignee of Registrable Shares to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided further, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Shares to the person asserting the claim from which such Losses arise. This indemnity agreement will be in addition to any liability which the Company may otherwise have. However, the Company shall only be required to provide the indemnification described in this Subsection 3.4(a) to an underwriter or a Person who controls such underwriter, if such underwriter agrees to indemnification provisions substantially in the form of Subsection 3.4(d) hereof with such modifications as the Company may agree.

                (b) In connection with any Sales Event, STRS or the Permitted Assignee shall indemnify, hold harmless and reimburse the Company, each of its directors, each of its officers, agents and employees, any underwriter of the related Capital Stock, and each Person who controls the Company, any underwriter within the meaning of the Securities Act to the same extent as the foregoing indemnity from the Company to STRS or the Permitted Assignee, but only with reference to written information furnished to the Company by or on behalf of STRS or the Permitted Assignee specifically for use in the preparation of the documents referred to in such foregoing indemnity. This indemnity agreement will be in addition to any liability which STRS or the Permitted Assignee may otherwise have. However, STRS or the Permitted Assignee shall only be required to provide the indemnification described in this Subsection 3.4(b) to an underwriter or a Person who controls such underwriter if such underwriter agrees to indemnification provisions substantially in the form of Subsection 3.4(d) hereof with such modifications as STRS or the Permitted Assignee may agree. In connection with an underwritten Sales Event, the Company and each underwriter shall acknowledge in the related Underwriting Agreement the statements set forth in the related preliminary Prospectus and the related Prospectus which constitute the only information furnished in writing by or on behalf of STRS or the Permitted Assignee for inclusion in such preliminary Prospectus or Prospectus, and STRS or the Permitted Assignee shall confirm that such statements are correct. If so required by the related Underwriting Agreement, STRS or the Permitted Assignee shall furnish to the Representatives, a copy of any written information furnished to the Company specifically for use in the preparation of the documents referred to in such foregoing indemnity.

                (c) Promptly after receipt by an indemnified party pursuant to the indemnification provisions of this Section 3.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party pursuant to the indemnification provisions of this Section 3.4, notify the indemnifying party in writing of the commencement thereof; but the failure or delay to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party has been prejudiced materially by such failure or delay. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to so appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party pursuant to the indemnification provisions of this Section 3.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (1) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for an indemnified party, or for fees and expenses that are not reasonable), (2) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (3) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (1) or (3) above is applicable, such liability shall be only in respect of the counsel referred to in such clause (1) or (3). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, (A) the indemnifying party shall not be liable, except as provided above, to the indemnified party pursuant to the indemnification provisions of this Section 3.4 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and (B) the indemnified party shall be obligated to cooperate with the indemnifying party in the investigation of such action. The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                (d) As a condition to agreeing in any Underwriting Agreement to the indemnification provisions in favor of an underwriter participating in the offering covered by the related Registration Statement and its controlling Persons in Subsections 3.4(a) and (b) hereof, the Company and STRS or the Permitted Assignee may require that such underwriter agree in the Underwriting Agreement to provisions substantially in the form of Subsection 3.4(c) hereof and shall severally indemnify, hold harmless and reimburse the Company, each of its directors, officers, trustees, beneficiaries, agents and employees, STRS or the Permitted Assignee, each of its directors, officers, agents and employees, and each Person who controls the Company or STRS or the Permitted Assignee within the meaning of the Securities Act to the same extent as the foregoing indemnity from the Company to each underwriter, but only with reference to written information relating to such underwriter furnished to the Company by or on behalf of such underwriter through the Representatives specifically for use in the preparation of the documents referred to in such foregoing indemnity. This indemnity agreement will be in addition to any liability which any underwriter may otherwise have.

                (e) Unless otherwise agreed by the Company and STRS or the Permitted Assignee, to provide for just and equitable contribution between the Company and STRS or the Permitted Assignee in circumstances in which the indemnification provided for in this Section 3.4 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or STRS or the Permitted Assignee, as the case may be, on grounds of policy or otherwise, the Company and STRS or the Permitted Assignee shall contribute to the aggregate Losses (including any legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company or STRS or the Permitted Assignee or any controlling Person of any of them may become subject, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged statement of material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under this Subsection 3.4(e) from any Person who was not guilty of such fraudulent misrepresentation. Any Person entitled to contribution under this Subsection 3.4(e) will, promptly after receipt of notice of commencement of any action, suit or proceeding against such Person in respect of which a claim for contribution may be made against another Person or Persons under this Subsection 3.4(e), notify such Person or Persons from whom contribution may be sought, but the omission to so notify such Person or Persons shall not relieve the Person or Persons from whom contribution may be sought except to the extent that such former Person has been prejudiced materially by such failure or delay and shall not relieve such latter Person from any other obligation it or they may have hereunder or otherwise than under this Subsection 3.4(e).

                (f) In connection with any underwritten Sales Event, the related Underwriting Agreement to a Sales Event shall contain contribution provisions customarily included in underwriting agreements for registered secondary offerings.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND STRS OR THE
           PERMITTED ASSIGNEE.

            4.1 The Company. The Company shall, in connection with any underwritten Sales Event, except as otherwise may be agreed upon by STRS or the Permitted Assignee and the Company, use all reasonable efforts to make representations and warranties in form, scope and substance as is customary in underwritten offerings.

            4.2 STRS or the Permitted Assignee. STRS or the Permitted Assignee, as the case may be, shall, in connection with any underwritten Sales Event, except as otherwise may be agreed upon by the Company and STRS or the Permitted Assignee, as the case may be, use all reasonable efforts to make representations and warranties in form, scope and substance as is customary in underwritten offerings.

SECTION 5. CONDITIONS.

                (a) The Company shall, in connection with any Sales Event, except as otherwise may be agreed upon by STRS or the Permitted Assignee, as the case may be, and the Company, use its reasonable efforts to satisfy or cause to be satisfied the following conditions:

                    (i) The Company shall have received, and delivered to STRS or the Permitted Assignee, as the case may be, a copy of the "comfort" letter or letters of the independent certified public accountants who have certified the Company's financial statements included in the Registration Statement covering substantially the same matters with respect to the Registration Statement (including the Prospectus) and with respect to events subsequent to the date of the Company's financial statements as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities. Such "comfort" letters shall be addressed to STRS or the Permitted Assignee, as the case may be.

                    (ii) STRS or the Permitted Assignee, as the case may be, shall have received an opinion and any updates thereof of outside counsel to the Company reasonably satisfactory to STRS or the Permitted Assignee and any underwriters covering substantially the same matters as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities, addressed to STRS or the Permitted Assignee, as the case may be, and any underwriters participating in such offering and dated the Closing Date thereof.

                (b) The Company shall, in connection with a Sales Event if required by the terms of an Underwriting Agreement, use all reasonable efforts to satisfy or cause to be satisfied the following conditions:

                    (i) The Company shall have obtained all consents, licenses and approvals required in connection with the execution, delivery and performance by the Company, and the validity and enforceability against the Company, of any Underwriting Agreement for such offering, and such consents, licenses and approvals shall be in full force and effect.

                    (ii) STRS or the Permitted Assignee, as the case may be, shall have received a copy, certified as of the Closing Date of the offering by the Secretary or an Assistant Secretary of the Company, of resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of the Registration Statement and any Underwriting Agreement entered into in connection with such offering, and the issuance and delivery of the Capital Stock involved in such offering.

                    (iii) The representations and warranties of the Company set forth in any Underwriting Agreement relating to such offering shall be correct in all material respects on the Closing Date of the offering, after giving effect to the transactions which are to occur on such date, and the Company shall have performed all of its obligations under such Underwriting Agreement and STRS or the Permitted Assignee, as the case may be, shall have received a certificate to such effect, dated the Closing Date of the offering, executed by an executive officer (as such term is defined in Rule 3b-7 under the Exchange Act) of the Company.

                    (iv) STRS or the Permitted Assignee, as the case may be, shall have received a copy of any other opinion included or referred to in the Registration Statement or Underwriting Agreement, as the case may be.

SECTION 6. MISCELLANEOUS.

            6.1 Notices. All communications shall be in writing and, if sent to the persons specified in this Section 6.1, shall be sufficient in all respects if delivered, sent by overnight courier or by registered mail or by telecopy or other means of facsimile, at the following addresses (or at any other address for a party as will be specified by like notice):

            (i)   If to the Company at:

                  National Mercantile Bancorp
                  1840 Century Park East
                  Los Angeles, California  90067
                  Attention:  President
                  Telephone:  (310) 277-2265
                  Telecopy:  (310) 201-0629

            (ii)  If to STRS at:

                  California State Teachers' Retirement System
                  c/o Westmark Realty Advisors
                  865 South Figueroa Street
                  Los Angeles, California
                  Attention:  Hugh Dirstine
                  Telephone:  (213) 683-4200
                  Telecopy:  (213) 683-4201

            6.2 Amendments and Waivers. STRS or the Permitted Assignee and the Company may from time to time enter into written amendments, supplements or modifications to this Agreement for purpose of adding any provisions hereto or thereto or changing in any manner the rights of STRS or the Permitted Assignee, as the case may be, or the Company hereunder or thereunder, and STRS or the Permitted Assignee, as the case may be, may execute a written instrument waiving, on such terms and conditions as may be specified therein, any of the requirements of this Agreement which are solely for the benefit of STRS or the Permitted Assignee, as the case may be, and where such waiver does not adversely affect the interests of the Company. Any such waiver and any such amendment, modification or supplement shall apply equally to STRS or the Permitted Assignee, as the case may be, and the Company. No such waiver, amendment, modification or supplement shall be binding upon any party unless in writing and executed by such party.

            6.3 Termination. This Agreement and the respective obligations and agreements of the parties hereto, except as otherwise expressly provided herein, shall terminate on the earlier of STRS or the Permitted Assignee, as the case may be, shall have sold all of its Registrable Securities, or December 31, 2002.

            6.4 Assignments. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Company and STRS and the Permitted Assignee (if any) and their respective successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (except by operation of law) by either the Company or STRS or the Permitted Assignee, as the case may be, without the prior written consent of the other party. Notwithstanding the foregoing, STRS or the Permitted Assignee as the case may be, may assign all its rights under this Agreement to a Permitted Assignee and thereafter STRS or such assigning Permitted Assignee shall have no further rights hereunder.

            6.5 Survival of Representations, Warranties and Indemnities. All indemnities made hereunder shall survive the termination of any or all of the provisions of this Agreement.

            6.6 Headings. The descriptive headings of the several Sections and Subsections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

            6.7 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same agreement.

            6.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

            6.9 Adjustment of Stock. Each reference to a number of shares of Capital Stock in this Agreement shall be adjusted proportionately to reflect any stock dividend, subdivision, split or reverse split or any other anti-dilution adjustment or the like effected with respect to outstanding shares of Capital Stock as contemplated by the Warrant Agreement.

            6.10 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized officers as of the date first above written.

NATIONAL MERCANTILE BANCORP      CALIFORNIA STATE TEACHER'S
                                    RETIREMENT SYSTEM

By:  /s/ SCOTT A. MONTGOMERY     By:     Trust Company of the West, a California
                                         corporation as Investment Manager
Name:    Scott A. Montgomery
                                 By: /s/ GARY NEUMEIER
Title:   Director
                                 Name:   Gary Neumeier

                                 Title:  Authorized Signatory


                                 By: /s/ HUGH DIRSTINE

                                 Name:   Hugh Dirstine

                                 Title:  Authorized Signatory